Athena Value Fund

a Series of Northern Lights Fund Trust

Class A shares ATVAX
Class I shares ATVIX
Class C shares ATVCX

Supplement dated May 27, 2016 to the Prospectus dated April 15, 2015

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Due to a change of control at AthenaInvest Advisors LLC (“Athena”), the sub-advisory agreement with Athena terminated and Athena is no longer serving as a sub-adviser to the Athena Value Fund (the “Fund”). Effective immediately, Princeton Fund Advisors, LLC (the “Adviser”) manages the Fund’s portfolio and Greg D. Anderson and John L. Sabre are the new portfolio managers of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The Fund’s investment adviser expects to submit a new sub-advisory agreement to the Board of Trustees for approval and anticipates retaining Athena as a sub-adviser to manage the assets of the Fund after a new sub-advisory agreement has been properly approved by the Trust’s Board and the Fund’s shareholders.

References in the Fund’s Prospectus to Athena or their portfolio managers should be disregarded and the Prospectus is revised to reflect that fact that the Adviser is managing the assets of the Fund and responsible for securities selection.

The following replaces the information in the section titled “Portfolio Managers” on page 4 of the Prospectus:

Greg D. Anderson, Manager of the Adviser

John L. Sabre, Manager of the Adviser

Each has served as a portfolio manager of the Fund since May, 2016.

The following replaces the information in the section titled “Portfolio Managers” on page 9 of the Prospectus:

Greg Anderson

Manager and Chief Investment Officer

Prior to founding Princeton Fund Advisors, LLC in 2011 and certain affiliates, including Mount Yale Capital Group, LLC in 2003 and Mount Yale Asset Management in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

John L. Sabre

Manager and Chief Executive Officer

Prior to founding Princeton Fund Advisors, LLC in 2011 and certain affiliates, including Mount Yale Capital Group, LLC in 2003 and Mount Yale Asset Management in 1999, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

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This Supplement and the existing Prospectus and Statement of Additional Information dated April 15, 2015 provides relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by visiting www.athenavaluefund.com or calling 1-888-868-9501.

Athena Value Fund

a Series of Northern Lights Fund Trust

Class A shares ATVAX
Class I shares ATVIX
Class C shares ATVCX

Supplement dated May 27, 2016 to the

Statement of Additional Information dated April 15, 2015

__________________________________________

Due to a change of control at AthenaInvest Advisors LLC (“Athena”), the sub-advisory agreement with Athena terminated and Athena is no longer serving as a sub-adviser to the Athena Value Fund (the “Fund”). Effective immediately, Princeton Fund Advisors, LLC (the “Adviser”) is managing the Fund’s portfolio and Greg D. Anderson and John L. Sabre are the new portfolio managers of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The Fund’s investment adviser expects to submit a new sub-advisory agreement to the Board of Trustees for approval and anticipates retaining Athena as a sub-adviser to manage the assets of the Fund after a new sub-advisory agreement has been properly approved by the Trust’s Board and the Fund’s shareholders.

References in the Fund’s Statement of Additional Information to Athena or their portfolio managers should be disregarded and the Statement of Additional Information is revised to reflect that fact that the Adviser is managing the assets of the Fund and responsible for securities selection.

The section titled “Portfolio Managers” on page 34 is replaced with the following:

Greg D. Anderson and John L. Sabre are the portfolio managers of the Fund. As of April 30, 2016, they were responsible for the management of the following types of accounts in addition to the Fund:

Greg D. Anderson Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$842 million	N/A	N/A
Other Pooled Investment Vehicles	5	$111 million	1	$99 million
Other Accounts	937	$1.269 million	N/A	N/A

John L. Sabre Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	4	$842 million	N/A	N/A
Other Pooled Investment Vehicles	5	$111 million	1	$99 million
Other Accounts	937	$1.269 million	N/A	N/A

The sections titled “Compensation” and “Ownership of Securities” on page 35 is deleted and replaced with the following:

Compensation

For their services as portfolio managers to the Fund, Greg D. Anderson and John L. Sabre receive a fixed salary and also share in the profits of the Adviser, if any.

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of April 30, 2016:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Greg D. Anderson	$1-$10,000
John L. Sabre	None

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The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), dated April 15, 2015. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by visiting www.athenavaluefund.com or calling 1-888-868-9501.